SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2026

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Common Stock, $2.00 par value	UNB	Nasdaq Stock Market
(Title of class)	(Trading Symbol)	(Exchanges registered on)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On January 21, 2026, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share for the fourth quarter and year ended December 31, 2025, as well as the declaration of a regular quarterly cash dividend.

Item 8.01. Other Events

Declaration of Regular Quarterly Cash Dividend
On January 21, 2026 the Board of Directors of Union Bankshares, Inc. declared a quarterly cash dividend of $0.36 per share. The dividend is payable on February 5, 2026 to shareholders of record as of January 31, 2026.

Appointment of Subsidiary Director
The Board of Directors of Union Bankshares, Inc. appointed Steven P. Cote, age 58, to the Board of Union Bank, a wholly owned subsidiary of Union Bankshares, Inc. Steven currently serves as President of Chalmers Insurance Group, where he leads strategic direction, carrier relations, and the delivery of high‑quality client service experiences. He joined Chalmers in 2000 and became the first non‑family member in the agency’s 158‑year history to assume the role of President in 2014. He brings 34 years of experience in the insurance industry, complemented by longstanding service on boards and educational institutions in Maine and New Hampshire. His background in risk management, strategic planning, client service excellence and community engagement will provide valuable insight to the Board of Union Bank.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1    Union Bankshares, Inc. Press Release dated January 21, 2026, announcing a regular quarterly dividend and fourth quarter and year ended December 31, 2025 net income and net income per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

January 21, 2026	/s/ David S. Silverman
David S. Silverman
Chief Executive Officer

January 21, 2026	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

99.1	Union Bankshares, Inc. Press Release dated January 21, 2026, announcing a regular quarterly dividend and fourth quarter and year ended December 31, 2025 net income and net income per share.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)